SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)
                           INFORMATION REQUIRED IN
                               PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        AGREE REALTY CORPORATION
               (Name of registrant as specified in its charter)

                        AGREE REALTY CORPORATION
                  (Name of person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: _____
        _____________________________________________________________________

    (2) Aggregate number of securities to which transaction applies: ________
        _____________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        _____________________________________________________________________

    (4) Proposed maximum aggregate value of transaction: ____________________

        _____________________________________________________________________

    (5) Total fee paid:
        _____________________________________________________________________

[ ] Fee paid previsouly with preliminary materials:__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid: ____________________________________________

     (2) Form, schedule or registration statement no.: ______________________

     (3) Filing party: ______________________________________________________

     (4) Date filed: ________________________________________________________


                                [ AGREE LOGO ]

                           AGREE REALTY CORPORATION
                          31850 Northwestern Highway
                          Farmington Hills, MI 48334

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on May 8, 2000

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      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of AGREE REALTY CORPORATION, a Maryland corporation, will be held at 10:00 a.m. local time, on May 8, 2000, at the Best Western Executive Hotel & Suites, 31525 West 12 Mile Road, Farmington Hills, Michigan for the following purposes:

      1. To elect two directors to serve until the annual meeting of stockholders in 2003, or until their successors are duly elected and qualified.

      2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Stockholders of record at the close of business on March 22, 2000 will be entitled to notice of and to vote at the annual meeting or at any adjournment thereof.

      Stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU NOW PLAN TO ATTEND THE MEETING, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD FOR WHICH A POSTAGE PAID RETURN ENVELOPE IS PROVIDED. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person. It is important that your shares be voted.

                                            By Order of the Board of Directors

                                            /s/ Kenneth R. Howe

                                            Kenneth R. Howe
                                            Vice President, Finance and
                                            Secretary

March 22, 2000
Farmington Hills, Michigan


                                [ AGREE LOGO ]

                           AGREE REALTY CORPORATION
                          31850 Northwestern Highway
                          Farmington Hills, MI 48334

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                               PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 May 8, 2000

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                                   GENERAL

      This proxy statement (the "Proxy Statement") is furnished by the Board of Directors of Agree Realty Corporation (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the annual meeting of stockholders to be held on May 8, 2000 (the "Annual Meeting"), to be held at the Best Western Executive Hotel & Suites, 31525 West 12 Mile Road, Farmington Hills, Michigan, and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on March 22, 2000, will be entitled to vote.

      Any proxy, if received in time, properly signed and not revoked, will be voted at the Annual Meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted for the proposal set forth in this Proxy Statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (i) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (ii) by preparation at the Annual Meeting of a subsequent proxy executed by the person executing the prior proxy, or (iii) by attendance at the Annual Meeting and voting in person.

      Votes cast in person or by proxy at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting, and the inspectors, assisted by the Company's Secretary, will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders.

      Solicitation of proxies will be primarily by mail. However, directors and officers of the Company also may solicit proxies by telephone or telecopy or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. It is anticipated that this Proxy Statement and the enclosed proxy card first will be mailed to stockholders on or about March 24, 2000.

      As of March 12, 2000, 4,398,669 shares of Common Stock of the Company's, $.0001 par value per share ("Common Stock"), were outstanding. Each share of Common Stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, executive officers and Directors of the Company had the power to vote approximately 4.22% of the outstanding shares of Common Stock. The Company's executive officers and Directors have advised the Company that they intend to vote their shares of Common Stock in favor of the proposal set forth in this Proxy Statement.



                            ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS

      The Board of Directors of the Company currently consists of six Directors. The Directors currently are divided into three classes, consisting of two members whose terms expire at this Annual Meeting, two members whose terms expire at the 2001 annual meeting of stockholders and two members whose terms expire at the 2002 annual meeting of stockholders. At the Annual Meeting, two Directors will be elected and qualified. Gene Silverman and Farris Kalil are nominees for Directors, each to hold office for a term of three years until the annual meeting of stockholders to be held in 2003. The terms of Edward Rosenberg and Ellis Wachs expire in 2001 and the terms of Richard Agree and Michael Rotchford expire in 2002. Directors are elected by a plurality of the votes cast at the Annual Meeting either in person or by proxy.

NOMINEES FOR ELECTION AS DIRECTOR

      THE FOLLOWING INDIVIDUALS ARE NOMINEES FOR ELECTION AS DIRECTOR AT THE ANNUAL MEETING:

      Gene Silverman, 65, has been a director of the Company since April 1994; Mr. Silverman is currently a consultant to the entertainment industry. From July 1993 until his retirement in December 1995, Mr. Silverman served as the President and Chief Executive Officer of Polygram Video, USA, a division of Polygram N.V., a New York Stock Exchange listed company. Prior thereto, he was Senior Vice President of sales at Orion Home Video from 1987 through 1992. In 1979 Mr. Silverman founded the Detroit-based distribution company named Video Trend, Inc. In addition, he owned and operated Music Trend, Inc. and Merit Music Distribution, Inc. in Detroit. Mr. Silverman is a nominee for a three-year term expiring in 2003.

      Farris G. Kalil, 61, has been a Director of the Company since December 1993. Mr. Kalil is currently a financial consultant. From November 1996 until his retirement in May 1999 Mr. Kalil served as Director of Business Development for the Commercial Lending Division of Michigan National Bank, a national banking institution. From May 1994 to November 1996, Mr. Kalil served as a Senior Vice President for Commercial Lending at First of America Bank -- Southeast Michigan, N.A. Prior thereto, Mr. Kalil served as a Senior Vice President of Michigan National Bank where he headed the Commercial Real Estate Division, Corporate Special Loans, Real Estate Asset Management/Real Estate Owned Group, and the Government Insured Multi-Family Department. He had been with Michigan National Corporation since 1960. Mr. Kalil received his B.S. from Wayne State University and continued his education at the Northwestern University School of Mortgage Banking. Mr. Kalil is a nominee for a three-year term expiring in 2003.

OTHER DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE ANNUAL MEETING

      Edward Rosenberg, 80, has been a director of the Company since its organization in 1993. Pursuant to an employment agreement with the Company, Mr. Rosenberg served as Senior Vice President of the Company from April, 1994 through April, 1997. (the expiration of the employment term). Prior thereto, he worked on behalf of and as a general partner of the Company's predecessor entities for 23 years. Mr. Rosenberg has been involved in commercial development of community centers for over 30 years.

      Ellis G. Wachs, 70, has been a Director of the Company since 1993. Mr. Wachs is one of the four founders of Charming Shoppes, Inc. where, for a forty year period ending in 1991, he held various positions, including Executive Vice President, with various responsibilities including merchandise acquisition, real estate leasing and site location. Since 1991 he has served as a consultant to Charming Shoppes, Inc. and he currently is a real estate investor. He is a graduate of the University of Illinois and a board member of the Philadelphia Free Library.

      Richard Agree, 56, has been President and Chairman of the Board of Directors since December 1993. Prior thereto, he worked as managing partner of the general partnerships which held the

                                      2



Company's properties prior to the formation of the Company and the initial public offering and was President of the predecessor company since 1971. Mr. Agree has managed and overseen the development of over 4,000,000 square feet of anchored shopping center space during the past 30 years.

      Michael Rotchford, 41, has been a Director of the Company since December 1993. He is a Managing Director of The Saratoga Group, an investment banking organization which specializes in tax and asset-based financing. Mr. Rotchford has been with The Saratoga Group since 1991. Prior to 1991, Mr. Rotchford was a Director in the investment banking division of Merrill Lynch & Co. where he managed the commercial mortgage placement group. Mr. Rotchford holds a bachelor's degree, with high honors, from the State University of New York at Albany. He is also a licensed real estate broker, a registered representative and a Securities Principal.

      The Board of Directors met five times during fiscal year 1999. During the year ended December 31, 1999, each Director attended 75 percent or more of the aggregate of (i) the total number of the meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the board on which each such Director served.

COMPENSATION OF DIRECTORS

      Directors of the Company are currently paid an annual fee of $7,000. Directors traveling from outside the Farmington Hills, Michigan area, are reimbursed for out-of-pocket expenses in connection with their attendance at meetings. For the year ended December 31, 1999, the Company paid total compensation of $35,000 to the Directors. No fees are paid to Directors who are employees of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors has three standing committees: The Executive Committee, the Audit Committee and the Executive Compensation Committee.

      The Executive Committee is composed of Messrs. Agree, Rosenberg, Rotchford and Wachs. The committee has the authority to acquire and dispose of real property and the power to authorize, on behalf of the full Board of Directors, the execution of certain contracts and agreements, including those related to the borrowing of money by the Company, and generally to exercise all other powers of the Board of Directors except for those which require action by a majority of the independent Directors or the entire Board. The Executive Committee met once during 1999.

      The Audit Committee is composed of Messrs. Kalil and Wachs. It makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountant, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met twice during 1999.

      The Executive Compensation Committee is composed of Messrs. Kalil, Silverman and Wachs. It determines compensation for the Company's executive officers, in addition to administering the Company's stock option and other employee benefit plans, including the Company's 1994 Stock Incentive Plan (the "Stock Incentive Plan"). The Executive Compensation Committee met once during 1999.

                                      3



                              EXECUTIVE OFFICERS

      The following sets forth certain information with respect to Mr. Howe and Mr. Schaefer, the only executive officers who are not Directors of the Company.

      Kenneth R. Howe, 51, has been Vice President, Finance of the Company since June 1994 and Secretary of the Company since November 1993. Prior to being appointed as Vice President, Finance, Mr. Howe served as Chief Financial Officer of the Company since November 1993. From 1989 to April 1994 he was Controller of Agree Development Company, a predecessor of the Company. From 1984 to 1989, he was a partner in Straka, Jarackas and Company, a public accounting firm with which he was employed since 1974. He is a graduate of Western Michigan University and a certified public accountant.

      Mr. Bruce J. Schaefer, 56, has been Vice President, Leasing of the Company since January 1, 1998. Prior to being appointed to this position, Mr. Schaefer had directed the Company's leasing activities since April 1994. From 1988 to April 1994 he coordinated all leasing activities for Agree Development Company.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's common stock ("10% Stockholders"), to file reports of beneficial ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Executive officers, directors and 10% Stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 which they file.

      To the best of the Company's knowledge, based upon copies of Forms furnished to it and written representations from executive officers, directors and 10% Stockholders, all applicable Section 16(a) reporting requirements were complied with during the year ended December 31, 1999.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The beneficial ownership of the Common Stock with respect to each director of the Company, each executive officer of the Company, each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, and all directors and executive officers of the Company as a group as of March 15, 2000 is set forth below.

                                               Amount and
                                               Nature of
              Name and Business Address        Beneficial     Percent
               of Beneficial Owners(1)        Ownership(2)   of Class
              -------------------------       ------------   --------
Richard Agree ..............................     459,385        9.02%
Edward Rosenberg ...........................     353,736        6.94%
Kenneth R. Howe ............................      24,750            *
Bruce J. Schaefer ..........................      12,675            *
Gene Silverman .............................      11,893            *
Farris G. Kalil ............................      10,000            *
Ellis G. Wachs .............................       1,000            *
Michael Rotchford ..........................       1,000            *
                                                 -------       -----
All directors and executive
  officers as a group
  (8 persons) ..............................     874,439       17.16%
                                                 =======       =====

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* Less than 1%

(1) The address of each person is c/o the Company at 31850 Northwestern Highway, Farmington Hills, MI 48334

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(2) Includes shares of Common Stock issuable upon conversion of limited partnership units held by Messrs. Agree and Rosenberg in Agree Limited Partnership, the Company's operating partnership. These units entitle Messrs. Agree and Rosenberg to acquire 347,619 and 257,794 shares of Common Stock, respectively. These numbers also include shares of Common Stock subject to options exercisable within 60 days granted to Messrs. Agree and Howe of 18,375 and 4,900, respectively, and 60,000 shares of Common Stock assigned by Mr. Agree to his children's irrevocable investment trusts. Also includes 23,200, 19,250 and 11,650 shares of restricted stock held by Messrs. Agree, Howe and Schaefer, respectively.


                            EXECUTIVE COMPENSATION

ANNUAL COMPENSATION

      The Company pays compensation to its executive officers for their services in such capacity. The following Summary Compensation Table sets forth the annual and long-term compensation paid by the Company to each executive officer of the Company (the "Named Executive Officers") for, or with respect to, the fiscal periods ended December 31, 1999, 1998 and 1997.

                          SUMMARY COMPENSATION TABLE

                                               Annual Compensation        Long-Term Compensation
                                            -------------------------   --------------------------
                                                                                      Common Stock
                                                                        Restricted     Underlying
                                                                           Stock      Stock Option
     Name and Principal Position            Year    Salary     Bonus     Awards($)    Awards (#Shs)
     ---------------------------            ----    ------     -----     ---------    -------------
Richard Agree ...........................   1999   $142,308        --    $63,900(1)(2)     --
  Chairman of the Board                     1998   $111,538        --    $37,260(1)        --
    and President                           1997   $100,000        --    $17,100(1)        --
Kenneth R. Howe .........................   1999   $ 95,769   $15,385    $44,938(1)(2)     --
  Vice President, Finance                   1998   $ 79,615   $13,077    $44,938(1)        --
    and Secretary                           1997   $ 75,000   $ 5,769    $33,388(1)        --
Bruce J. Schaefer .......................   1999   $ 82,885   $29,058    $26,292(1)(2)     --
  Vice President, Leasing                   1998   $ 73,116   $41,921    $26,292(1)        --

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(1) The dollar value of the award of restricted stock is calculated by multiplying the closing market price of the Common Stock on the date of the award by the number of shares awarded. Messrs. Agree, Howe and Schaefer were awarded 7,200, 4,000 and 2,500 shares of restricted stock on January 1, 2000; Messrs. Agree, Howe and Schaefer were awarded 7,200, 4,000 and 2,500 shares of restricted stock on January 1, 1999; Messrs. Agree and Howe were awarded 4,800 and 2,750 shares on January 1, 1998 and Messrs. Agree and Howe were awarded 4,000 and 2,500 shares on January 1, 1997, pursuant to the Stock Incentive Plan. These shares of restricted stock are (i) subject to restrictions on transfer which lapse in equal annual installments over a five-year period from the date of the grant and (ii) are entitled to dividends from the date of the grant.

(2) At December 31, 1999, Messrs. Agree, Howe and Schaefer owned 16,000, 15,250 and 9,150 shares of restricted stock, respectively, the market value (as computed pursuant to footnote (1) above) of which was $228,000, $217,312 and $130,387 respectively.

OPTION GRANTS

      During the year ended December 31, 1999, the Company did not grant any stock options to purchase shares of Common Stock.

                                      5


OPTION EXERCISES IN 1999 AND YEAR-END VALUES TABLE

      The following table sets forth certain information with respect to unexercised stock options held by the Named Executive Officers at December 31, 1999. None of the Named Executive Officers exercised any stock options during the year ended December 31, 1999.

                        VALUE OF UNEXERCISED OPTIONS (1)

                                                      Number of
                                                 Unexercised Options
                                               at December 31, 1999(2)
                                             ---------------------------
       Name and Principal Position           Exercisable   Unexercisable
       ---------------------------           -----------   -------------
Richard Agree .............................     18,375           --
  Chairman of the Board and
    President
Kenneth R. Howe ...........................      4,900           --
  Vice President, Finance and
    Secretary

----------------
(1) No options were in-the-money at December 31, 1999.

(2) All unexercised options are fully vested, have an exercise price of $19.50 per share and expire upon employment termination.


EMPLOYMENT AGREEMENTS

      The Company's current employment agreements with Mr. Agree and Mr. Howe became effective on July 1, 1999. Mr. Schaefer does not have an employment contract with the Company. Mr. Agree's employment agreement, pursuant to which he serves Chairman of the Board of Directors and President of the Company, has a five-year term. Under his employment agreement, Mr. Agree receives an annual base salary of $150,000, subject to annual increases at the discretion of the Compensation Committee of the Board of Directors, and is entitled to participate in the Stock Incentive Plan and all other benefit programs generally available to executive officers of the Company.

      If the Company terminates Mr. Agree's employment without cause (as defined below), he is entitled to receive a payment equal to his annual salary (at the then applicable rate) and has the right to continue to participate in all benefit plans made generally available by the Company to its executives during the agreement's Initial Term.

      If a change-in-control (as defined in the employment agreement) occurs prior to the expiration of Mr. Agree's employment agreement and within three years after the change-in-control of the Company Mr. Agree is terminated by the Company, Mr. Agree is entitled to be paid the greater of three times his then compensation, or his compensation to be paid over the remaining life of the employment agreement.

      The Company may terminate Mr. Agree's agreement for "cause" which is defined to include (i) willful failure or refusal to perform specific reasonable written directives of the Board of Directors; (ii) conviction of a felony; (iii) dishonesty involving the Company which results in an unjust gain or enrichment at the expense of the Company; (iv) moral turpitude which adversely affects the business of the Company; or (v) a material breach of the non-competition section of the employment agreement. In the event of Mr. Agree's termination for cause he will forfeit his right to any and all benefits entitled to be received pursuant to his employment agreement (other than any previously vested benefits) through the date of termination. Mr. Agree's agreement may also be terminated if Mr. Agree dies or becomes disabled (as defined in the agreement). In the event of termination of the agreement because of Mr. Agree's death or disability, Mr. Agree (or his estate) shall receive for the longer of (i) the remainder of the calendar year; or (ii) six months Mr. Agree's salary in effect at the date of his death or disability.

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      The employment agreement with Mr. Howe, pursuant to which he serves as the Company's Chief Financial Officer and Secretary, is identical to Mr. Agree's employment agreement, except that Mr. Howe's agreement provides for an annual base salary of $100,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No person who served as a member of the Executive Compensation Committee during 1999 (i) was an officer or employee of the Company during such year, (ii) was formerly an officer of the Company or (iii) was a party to any material transaction with the Company except that Mr. Kalil was Director of Business Development for the Commercial Lending Division of Michigan National Bank until May 31, 1999, the date of his retirement. Michigan National Bank is one of the lending banks under the Company's $50,000,000 secured line of credit (the "Credit Facility"), is the lender of the Company's $5,000,000 line of credit (the "Line of Credit") and provides other on-going banking services to the Company and receives usual and customary banking fees for such services. As of December 31, 1999, $27,158,232 was outstanding under the Credit Facility and there were no outstanding borrowings under the Line of Credit.

      No executive officer of the Company served as a member of the compensation or similar committee or board of directors of any other entity of which an executive officer served on the Executive Compensation Committee or the Board of Directors of the Company.

                        COMPENSATION COMMITTEE REPORT

      The Executive Compensation Committee is comprised of Messrs. Kalil, Silverman and Wachs. Members of the Executive Compensation Committee, all of whom must be independent directors of the Company, are selected each year by the full Board of Directors.

      The Executive Compensation Committee determines compensation for the Company's executive officers and administers any stock incentive or other compensation plans adopted by the Company, including the Stock Incentive Plan. The Executive Compensation Committee believes that the Company's compensation package must be structured in a manner that will help the Company attract and retain qualified executives and will align compensation of such executives with the interests of the stockholders. The compensation package currently consists of salary, bonus and long-term compensation in the form of stock options and restricted stock awards issued pursuant to the Stock Incentive Plan.

SALARY, BONUS AND OTHER ANNUAL COMPENSATION

      Salary and bonus amounts are determined by the Executive Compensation Committee using a subjective evaluation process. In making determinations of salary and bonus amounts, the Executive Compensation Committee considers the general performance of the Company, the officer's position, level and scope of responsibility, the officer's anticipated performance and contributions to the Company's achievement of its long-term goals. The base salaries for Richard Agree and Kenneth R. Howe were established pursuant to their employment agreements.

STOCK INCENTIVE PLAN

      The Executive Compensation Committee is responsible for administering the Stock Incentive Plan, which includes determining the individuals to be granted stock options awards or restricted stock grants and defining the terms of such awards, including the number of shares, exercise price, vesting schedule and expiration date.

      The purpose of the Stock Incentive Plan is to provide compensation to persons whose services are considered essential to the Company. By linking this compensation to the market performance of the Common Stock and the growth in funds from operations the Company intends to provide additional incentive for officers and key employees to enhance the value and success of the Company and align the long-term interests of the officers and key employees with the interest of the Company.

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      The Executive Compensation Committee uses a subjective evaluation process to determine whether an officer of key employee should receive a stock option grant or receive a restricted stock award and the number of shares to be granted or awarded to such officer or key employee. It has not set specific objective goals or standards that an officer or key employee must meet to receive a stock option or restricted stock award. The factors considered by the Executive Compensation Committee include the general performance of the Company, the position, level and scope of responsibility of the respective officer or key employee and the officer's or key employee's anticipated performance and contributions to the Company's achievement of its long-term goals.

      In January of 1996, The Executive Compensation Committee awarded Mr. Howe a 1,000 share restricted stock award, in January of 1997, the Committee awarded Messrs. Agree and Howe restricted stock awards of 4,000 and 2,500 shares respectively, in January of 1998, the Committee awarded Messrs. Agree and Howe restricted stock awards of 4,800 and 2,750 shares, respectively, in January 1999, the Committee awarded Messrs. Agree, Howe and Schaefer restricted stock awards of 7,200, 4,000 and 2,500 shares, and in January 2000, the Committee awarded Messrs. Agree, Howe and Schaefer restricted stock awards of 7,200, 4,000 and 2,500 shares respectively.

      The Executive Compensation Committee did not grant any options to purchase shares of the Company's Common Stock in 1999.

      The foregoing report is given by the following members of the Executive Compensation Committee:

                                                 Farris G. Kalil
                                                 Gene Silverman
                                                 Ellis G. Wachs

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                              PERFORMANCE GRAPH

      Rules promulgated under the Securities Exchange Act of 1934 require the Company to present a graph comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return of (i) a broad equity market index, and (ii) a published industry index or peer group. The graph compares the cumulative total stockholder return of the Common Stock (NYSE: ADC), based on the market price of the Common Stock and assuming reinvestment of dividends, with the SNL Shopping Center REIT Index ("SNL") and the S&P 500 Total Return ("S&P 500"). The graph assumes the investment of $100 on January 1, 1995.

                            [ PERFORMANCE GRAPH ]


                                                            PERIOD ENDING
                             ---------------------------------------------------------------------------
           Index             12/31/1994   12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999
           -----             ----------   ----------   ----------   ----------   ----------   ----------
 Agree Realty Corporation      100.00       105.47       169.52       188.10       175.37       150.89
 S&P 500                       100.00       137.58       169.03       225.44       289.79       350.78
 SNL Shopping Center REITs     100.00       107.71       143.13       172.93       164.85       145.67

                    CERTAIN RELATIONSHIPS AND TRANSACTIONS

      The Company leases its executive offices, located at 31850 Northwestern Highway, Farmington Hills, Michigan from Mrs. Arlene Agree, the wife of Mr. Agree. Under the terms of the lease, which expires December 31, 2003 the Company is required to pay an annual rental of $60,000 ($10.00 per square foot) and is responsible for the payment of real estate taxes, insurance and maintenance expenses relating to the building. Management believes that the lease terms are consistent with leases for similar properties in the area.

                                      9



      The Company and Messrs. Agree and Rosenberg have entered into a management agreement (the "Management Agreement"), expiring on April 22, 2000, whereby the Company manages two properties for Messrs. Agree and Rosenberg that are not part of the Company's portfolio for a fee equal to 3.5% of the gross rental income of the two properties. During the year ended December 31, 1999, the Company received approximately $38,000 pursuant to the Management Agreement. In addition, pursuant to the management agreement, the Company has been granted a right of first refusal to purchase both or any one of the two properties on the same terms and conditions as any arm's-length, bona fide, written offer received from an unaffiliated third party. In the event that the Company decides to acquire either or both of the properties, such acquisition will be contingent upon the receipt of a fairness opinion from Raymond James & Associates, Inc. and approved by a majority of the independent directors.

      Mr. Kalil, a director of the Company, was Director of Business Development for the Commercial Lending Division of Michigan National Bank until his retirement on May 31, 1999. Michigan National Bank is one of the lending banks under the Credit Facility, is the lender of the Line of Credit and provides other on-going banking services to the Company and receives usual and customary banking fees for such services. As of December 31, 1999, $27,158,232 was outstanding under the Credit Facility and there were no outstanding borrowings under the Line of Credit.

      Mr. Rotchford, a director of the Company, is Managing Director of the Saratoga Group. The Saratoga Group assisted the Company in obtaining a $12,390,135 mortgage with Teachers Insurance and Annuity Association of America. The mortgage is secured by four (4) of the Company's properties. The Company paid the Saratoga Group a fee of $92,626 in connection with this transaction.

                             INDEPENDENT AUDITORS

      Upon recommendation of and approval by the Audit Committee, BDO Seidman, LLP has been selected to act as independent certified public accountants for the Company during the current year.

      A representative of BDO Seidman will be present at the Annual Meeting and will be provided with the opportunity to make a statement if such representative desires to do so. Such representative is also expected to be available to respond to appropriate questions.

                                OTHER MATTERS

      The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those stated above. If any other business should come before the Annual Meeting, the persons named in the enclosed proxy will vote thereon as they determine to be in the best interests of the Company.

                      PROPOSALS FOR NEXT ANNUAL MEETING

      It is presently contemplated that the 2001 annual meeting of stockholders will be held in mid-May 2001. Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2001 must be received at the Company's office at 31850 Northwestern Highway, Farmington Hills, MI 48334, no later than November 27, 2000.

                                ANNUAL REPORT

      A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1999 accompanies this Proxy Statement.

                                     10



                                OTHER BUSINESS

      The Annual Meeting is being held for the purposes set forth in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement. The Board is not presently aware of business to be transacted at the Annual Meeting other than as set forth in the Notice.

                                        By Order of the Board of Directors


                                        /s/ Kenneth R. Howe

                                        Kenneth R. Howe
                                        Vice President, Finance and
                                        Secretary

March 22, 2000
Farmington Hills, Michigan


                                     11


                                 DETACH HERE

                                    PROXY
                          AGREE REALTY CORPORATION
             Proxy for Annual Meeting of Stockholders May 8, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard Agree and Kenneth R. Howe as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of Agree Realty Corporation held on record by the undersigned on March 22, 2000 at the Annual Meeting of Stockholders to be held on May 8, 2000, or any adjournment thereof.


The Board of Directors recommends a vote FOR all of the nominees for director.



                CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

SEE REVERSE SIDE                                          SEE REVERSE SIDE


                                 DETACH HERE

     Please mark
     votes as in
/X/  this example.


     This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR each of the matters hereon.


    1. Electing two Directors:
       Nominees: Gene Silverman and Farris G. Kalil

                     FOR                  WITHHELD
                    /   /                   /   /


       /  / ________________________________
            For both nominees except as noted above


    2. In their judgement, upon such other matters as may properly come before the meeting.


MARK HERE                MARK HERE
IF YOU PLAN TO           FOR ADDRESS CHANGE
ATTEND THE MEETING       AND NOTE AT LEFT
/     /                  /     /


NOTE - PLEASE COMPLETE THIS PROXY AND MAIL TO US PROMPTLY.


(Please sign exactly as your name or names appears hereon. Where shares are held jointly both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.)


Signature_______________ Date___________Signature_____________Date __________



FOLD AND DETACH HERE